UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 24, 2012

Citigroup Commercial Mortgage Trust 2012-GC8
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Natixis Real Estate Capital LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-166711-02	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.               Financial Statements and Exhibits.

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement dated September 10, 2012 to the Prospectus dated September 4, 2012, as filed by the Registrant on September 24, 2012, the Registrant is attaching as exhibits to this Form 8-K the related Pooling and Servicing Agreement, Underwriting Agreement and Mortgage Loan Purchase Agreements.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of September 10, 2012, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Natixis Securities Americas LLC and RBS Securities Inc., as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of September 1, 2012, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee.

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of September 1, 2012, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of September 1, 2012, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of September 1, 2012, between Natixis Real Estate Capital LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2012	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1
Underwriting Agreement, dated as of September 10, 2012, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Natixis Securities Americas LLC and RBS Securities Inc., as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of September 1, 2012, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee.
(E)

10.1
Mortgage Loan Purchase Agreement, dated as of September 1, 2012, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of September 1, 2012, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.3
Mortgage Loan Purchase Agreement, dated as of September 1, 2012, between Natixis Real Estate Capital LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)